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                                                       Exhibit 10(gggg)


                     AMENDMENT TO CONTROL TRANSFER AGREEMENT

            This Second Amendment to Control Transfer Agreement (this "Amendment"), dated as of December 19, 1997, is entered into by and among Interstate Business Corporation, a Delaware corporation ("IBC"), Interstate General Company L.P., a Delaware limited partnership ("IGC"), Interstate General Properties Limited Partnership S.E., a Maryland limited partnership ("IGP"), Housing Development Associates S.E., a Puerto Rico partnership ("HDA"), Equus Management Company, a Delaware corporation ("EMC"), and Equus Gaming Company L.P., a Virginia limited partnership ("Equus").

                                 W I T N E S S E T H:

            WHEREAS, the parties hereto are parties to that certain Control Transfer Agreement dated as of December 31, 1996 as amended by the amendment thereto dated as of March 31, 1997 (the "Agreement"); and

            WHEREAS, the parties hereto now wish to amend Sections 2, and 3 of the Agreement;

            NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Amendments. Sections 2, and 3 of the Agreement are hereby amended and restated in their entirety as follows:

            2.   Execution of Net Worth Guaranty   IGC shall execute and
      deliver to EMC a Guaranty Agreement in the form attached hereto as Exhibit A. Following execution and delivery by IGC of the Guaranty Agreement, IGC may withdraw as a general partner of Equus.

            3. IGC Undertakings. For and in full consideration of the transfer of the EMC Stock and execution and delivery by IGC of the Guaranty Agreement, IBC hereby agrees to:

                 (a) forever indemnify and hold harmless IGC, and its successors and assigns from and against any and all liability and expense (including, without limitation, any liability for debts or obligations incurred by Equus) which IGC may incur as a result of its serving as a general partner of Equus;

                 (b) contribute to the capital of EMC 50,000 IGC Class A Units and maintain in EMC at all times prior to termination of the Guaranty Agreement sufficient capital to provide EMC with tangible net worth of at least $200,000.

                 (c) irrevocably assign to IGC all rights to any distributions received by EMC from Equus in respect of its .99% general partnership interest in Equus to the extent that such distributions exceed the expenses and liabilities of EMC incurred in the ordinary course of business in its capacity as managing general partner of Equus; and


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                 (d)   not transfer or otherwise dispose of any EMC stock
      other than (i) to an affiliate or IBC who agrees to remain bound by the terms of this Agreement, or (ii) to any party in an arm's length transaction for fair value which such value is hereby irrevocably assigned to IGC.

      2. Effectiveness of Amendment. This Agreement shall be effective as of the date hereof. Except as expressly amended hereby, all other provisions of the Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                             INTERSTATE GENERAL COMPANY L.P.

                             By:   Interstate General Management
                                   Corporation, its managing general
                                   partner

                             By:   /s/ Francisco Arrivi
                                   --------------------------------
                                   Name:  Francisco Arrivi
                                   Title: Executive Vice President


                             EQUUS GAMING COMPANY L.P.

                             By:   Equus Management Company,
                                   its managing general partner

                             By    /s/ Gretchen Gronau
                                   --------------------------------
                                   Name:  Gretchen Gronau
                                   Title: Vice President


                             INTERSTATE BUSINESS CORPORATION

                             By    /s/ Gretchen Gronau
                                   -------------------------------
                                   Name:  Gretchen Gronau
                                   Title: Assistant Secretary


                             EQUUS MANAGEMENT COMPANY

                             By    /s/ Gretchen Gronau
                                   ------------------------------
                                   Name:  Gretchen Gronau
                                   Title: Vice President








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                             HOUSING DEVELOPMENT ASSOCIATES S.E.

                             By:   Equus Gaming Company, L.P.
                                   its managing general partner

                                   By:  Equus Management Company, its
                                        managing general partner


                             By    /s/ Gretchen Gronau
                                   ---------------------------------
                                   Name:  Gretchen Gronau
                                   Title: Vice President


                             INTERSTATE GENERAL PROPERTIES LIMITED
                             PARTNERSHIP S.E.

                             By:   Interstate General Company, L.P., its
                                   managing general partner

                                   By:  Interstate General Management
                                        Corporation, its managing general
                                        partner


                             By    /s/ Francisco Arrivi
                                   --------------------------------------
                                   Name:   Francisco Arrivi
                                   Title:  Executive Vice President